UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 12, 2005

CYTOKINETICS, INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	000-50633	94-3291317

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 East Grand Avenue
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
650-624-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On August 24, 2005, Cytokinetics, Incorporated (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with respect to the execution on August 22, 2005 of an Executive Employment Agreement (“Employment Agreement”) with Andrew Wolff, M.D., F.A.C.C., the Company’s Senior Vice President, Clinical Research and Development and Chief Medical Officer. A copy of the Employment Agreement is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 10.57, and is incorporated herein by reference. A description of the material terms of the Employment Agreement is set forth in the Original Report.
Item 8.01. OTHER EVENTS.
On November 17, 2005, the Company issued a press release related to the announcement of certain clinical and non-clinical results with respect to the Company’s drug candidate, ispinesib. A copy of this press release is attached to this Current Report as Exhibit 99.1.
On December 7, 2005, the Company issued a press release related to the announcement of the selection of a development candidate, CK-1827452, for the treatment of chronic heart failure. A copy of this press release is attached to this Current Report as Exhibit 99.2.
On December 8, 2005, the Company issued a press release related to the announcement of certain clinical data with respect to a Phase II clinical trial of the Company’s drug candidate, ispinesib, in patients with locally advanced or metastatic breast cancer. A copy of this press release is attached to this Current Report as Exhibit 99.3.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following Exhibits are filed as part of this Current Report:

Exhibit No.	Description
10.57	Executive Employment Agreement, dated as of August 22, 2005, by and between the Registrant and Andrew Wolff.

99.1	Press release dated November 17, 2005, announcing certain clinical and non-clinical results with respect to ispinesib.

99.2	Press release dated December 7, 2005, announcing the selection of CK-1827452 as a development candidate for the treatment of chronic heart failure.

99.3	Press release dated December 8, 2005, announcing certain clinical data with respect to the Phase II clinical trial of ispinesib in patients with locally advanced or metastatic breast cancer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

	By:	/s/ James H. Sabry

James H. Sabry
President and Chief Executive Officer
Date: December 12, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.57	Executive Employment Agreement, dated as of August 22, 2005, by and between the Registrant and Andrew Wolff.

99.1	Press release dated November 17, 2005, announcing certain clinical and non-clinical results with respect to ispinesib.

99.2	Press release dated December 7, 2005, announcing the selection of CK-1827452 as a development candidate for the treatment of chronic heart failure.

99.3	Press release dated December 8, 2005, announcing certain clinical data with respect to the Phase II clinical trial of ispinesib in patients with locally advanced or metastatic breast cancer.

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